United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                 July 15, 2003



                            CITY NATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)





           Delaware                   1-10521                 95-2568550
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(State or other jurisdiction of  (Commission file   (IRS employer identification
        incorporation)                 number)                   no.)



City National Center
400 North Roxbury Drive, Beverly Hills, California                90210
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      (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code            (310) 888-6000
                                                         -----------------------


                                 Not applicable
                  --------------------------------------------
          (former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Press release dated July 15, 2003 reporting financial results for the quarter and six months ended June 30, 2003 and an announcement of its quarterly dividend.


Item 9.  REGULATION FD DISCLOSURE.

         On July 15, 2003, City National Corporation issued a press release reporting its financial results for the quarter and six months ended June 30, 2003 and an announcement of its quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8126. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CITY NATIONAL CORPORATION
July 15, 2003                            /s/   Frank P. Pekny
                                         --------------------------------------
                                         Frank P. Pekny
                                         Executive Vice President and
                                         Chief Financial Officer/Treasurer
                                         (Authorized Officer and
                                         Principal Financial Officer)